UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2007
R. G. BARRY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13405 Yarmouth Road N.W., Pickerington, Ohio 43147

(Address of principal executive offices) (Zip Code)
(614) 864-6400

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition
On August 28, 2007, R. G. Barry Corporation (the “Company”) issued a news release reporting its operating results for the quarter and fiscal year ended June 30, 2007. A copy of the news release is attached as Exhibit 99 hereto.
Section 5 — Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2007, the Board of Directors (the “Board”) of the Company adopted the 2008 R. G. Barry Management Bonus Plan (the “Plan”). Certain employees of the Company, including the named executive officers, will be eligible to participate in the Plan. Bonuses under the plan are based on the achievement of individual and Company performance objectives at varying levels. To receive a bonus under the Plan, both the applicable Company threshold objectives and the participant’s individual/department threshold objectives must be met. Upon the achievement these objectives, a participant will receive a bonus based on a percentage of his or her annual salary. The levels of bonus range from 6.25% to 100% of a participant’s 2008 annual base salary, depending upon the participant’s position with the Company. The minimum and maximum potential bonuses (if applicable objectives are met) of the Company’s named executive officers are indicated below:

		Potential Bonus
		(as % of Annual Salary)
Name	Position	Threshold	Maximum
Greg A. Tunney	President and Chief Executive Officer	25%	100%

Daniel D. Viren	Sr. Vice President — Finance, Chief Financial Officer and Secretary	17.5%	55%

Harry F. Miller	Vice President — Human Resources	12.5%	50%

Pamela A. Gentile	Sr. Vice President — Sales	12.5%	50%
The approval of the Plan by the Board shall not be deemed to create an enforceable agreement between the Company and any eligible participant and the Board retains the discretion to change the design of and participants in the Plan without notice to or approval of participants. No entitlement to payouts under the Plan shall exist until the payments are authorized by the Board.

A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Plan.

Section 9 — Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.
(a)-(c) Not applicable.
(d)	Exhibits.

Exhibit No.	Description
10.1	2008 R. G. Barry Management Bonus Plan

99	News Release Issued by R. G. Barry Corporation on August 28, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION
August 28, 2007	By:	/s/ Daniel D. Viren
Daniel D. Viren
Senior Vice President — Finance, Chief Financial Officer and Secretary